Exhibit 99.1

1 Wingspan 247’ 747 - 400 211’ Weight 1322 lbs Payload 726 lbs 170 mph @ 80,000’ 14 x 2hp motors 65,000 Solar Cells 35,000 Watts 38 th Annual Roth Conference T.J. Rodgers, CEO, March 23, 2026 Helios 96,863’ Unbroken record Aug. 13, 2001 Bifacial cells

2 Forward Looking Statements This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, about us and our industry that involve substantial risks and uncertainties . Forward - looking statements generally relate to future events or our future financial or operating performance . In some cases, you can identify forward - looking statements because they contain words such as “preliminary,” “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “in the process,” “focus,” “forecast,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” and “pursue” or the negative of these terms or similar expressions . Forward - looking statements in this presentation include, without limitation, our Q 4 ’ 25 , 2025 and 2026 revenue and operating profit projections, our expectations regarding our Q 4 ’ 25 and fiscal 2025 and 2026 financial performance ; our forecasted revenue per employee ; the anticipated timing for the filing of the 2025 Form 10 - K ; expectations relating to the monolith panel and related JDA ; expectations related to our contemplated acquisition of Cobalt, including that we expect to enter into binding definitive agreements and our expectations regarding the benefits of such acquisition ; our expectations regarding the timing of and our ability to raise additional capital, including with respect to debt and equity deals currently in progress ; expectations relating to the integration of Sunder Energy and Ambia Solar, and anticipated benefits of these acquisitions, the anticipated benefits of the Purelight salesforce acquisition ; expectations and plans relating to further cost control efforts ; expectations relating to forecasted revenue - to - employee metrics ; our work to raise our P/S ratio ; expectations relating to our cash balances . Actual results could differ materially from these forward - looking statements as a result of certain risks and uncertainties, including, without limitation, our ability to implement further headcount reductions and cost controls, our ability to integrate and operate the combined business with Sunder and Ambia, our ability to achieve the anticipated benefits of acquisitions (including Sunder, Ambia and Cobalt), our ability to raise capital and maintain expected cash balances, global market conditions, any adjustments, changes or revisions to our financial results arising from our financial closing procedures, the completion of our financial statements for 2025 and the filing of the related Form 10 K, and other risks and uncertainties applicable to our business . For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our annual report on Form 10 - K filed with the SEC on April 30 , 2025 , our quarterly reports on Form 10 - Q filed with the SEC and other documents that we have filed with, or will file with, the SEC . Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements in this presentation speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and SunPower assumes no obligation and does not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . Preliminary and Unaudited Financial Results The selected unaudited financial results for the Q 4 ’ 25 and fiscal 2025 are preliminary and subject to our quarter and year - end accounting procedures . As a result, the financial results presented in this presentation may change in connection with the finalization of our closing and reporting processes and financial statements for Q 4 ’ 25 and fiscal 2025 and may not represent the actual financial results for such period . In addition, the information in this presentation is not a comprehensive statement of our financial results for Q 4 ’ 25 and fiscal 2025 , should not be viewed as a substitute for financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of our results for any future period . Non - GAAP Financial Measures In addition to providing financial measurements based on generally accepted accounting principles in the United States of America ("GAAP"), SunPower provides additional financial metrics in this presentation that are not prepared in accordance with GAAP ("non - GAAP") . Management believes the non - GAAP financial measures in this presentation, in addition to GAAP financial measures, are useful measures of operating performance because the non - GAAP financial measures do not include the impact of items that management does not consider indicative of SunPower’s operating performance, such as amortization of goodwill and expensing employee stock options in addition to accounting for their dilutive effect, which facilitates the analysis of SunPower’s core operating results across reporting periods . The non - GAAP financial measures do not replace the presentation of SunPower’s GAAP financial results and should only be used as a supplement to, not as a substitute for, SunPower’s financial results presented in accordance with GAAP . Descriptions of and reconciliations of the non - GAAP financial measures used in this presentation are included in the financial table above and related footnotes . We encourage investors to carefully consider our preliminary results under GAAP, as well as our preliminary non - GAAP information and the reconciliations between these presentations, to more fully understand our business . Non - GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP .

Spec Template 12645 / A Dan McCranie SPWR Director – Marketing & Sales 10 NASDAQ BoDs : Freescale Semi On Semi Cypress Semi Enovix Mentor Graphics Actel Semi Xicor Semi CEO : SEEQ Technology VP Mktg/Sales : Cypress Semi, SEEQ Semi, Harris Semi 3

Agenda 4 “Old” SunPower (1985) went bankrupt in August 2024 SPWR chairman, T.J. Rodgers, funded “new” SPWR with five convertible debentures ($150M) SPWR is slightly cash flow negative due to convertible debt interest and the cost of three acquisitions Despite current ITC malaise, the solar market is huge, underpenetrated and will grow for decades SPWR recorded op. inc. profit four consecutive quarters after a four - year drought SPWR acquired $200M revenue upside : Sunder ($90M), Ambia ($80M) & Cobalt ($30M) SPWR acquired five excellent EVPs and doubled sales HC to 1974 SPWR’s “requisition auction” system cut headcount 4.3x to 820 and set record $445K revenue per emp - yr SPWR also uses its quality systems as a competitive weapon SPWR plans to recover 2028 revenue to $1B SPWR plans show minimum cash of $15M in Q1’27 and $92M in cash in Q4’28

Agenda 5 “Old” SunPower (1985) went bankrupt in August 2024 SPWR chairman, T.J. Rodgers, funded “new” SPWR with five convertible debentures ($150M) SPWR is slightly cash flow negative due to convertible debt interest and the cost of three acquisitions

©2024 Complete Solaria Owner: T.J. Rodgers 6 Original pitch to raise funds for CSLR Now SunPower (Nasdaq: SPWR) A Public Solar Company With Venture Return Potential Convertible Debenture Offering T.J. Rodgers, CEO August 19, 2024

Convertible Debenture Funding All by Cantor - Fitzgerald Convertible Notes Maturity Conversion Price/Share Shares (MM) Exersizable As of Date Price for Soft Call 7/01/29 Principal Interest ($ MM) Rate $46.0 12.0% $1.680 7/05/26 $2.520 7/01/29 $32.3 7.0% $2.137 9/16/26 $3.206 7/01/29 $2.137 9/16/26 $3.206 No Issuance 1 7/01/24 2 9/08/24 3 9/22/24 4 7/10/25 7/01/29 $47.7 7.0% $5.0 12.0% $1.790 7/05/26 $2.685 $3.206 9/16/26 $1.54 $0.77 $0.77 10.3 $2.137 $22.0 7.0% 7/01/29 5 9/21/25 Totals $6.6 Owner: SGH, 10/23/25 Soft call will eliminate $5.52M/yr more Soft Call (150% of Conversion) Interest Payments ($ MM) Jan. 1 Jul. 1 Annual 27.4 $2.76 $2.76 $5.52 15.1 $1.13 $1.13 $2.26 22.3 $1.67 $1.67 $3.34 2.8 $0.30 $0.30 $0.60 $153.0 8.7% 77.9 Pay off private equity debt Buy SunPower assets ($45M) Re - capitalize new SunPower Buy Sunder Solar (half of $40M price) $6.6 $13.3 Interest $13.3M/yr = $3.3M/qtr causing negative cash flow even with positive op. inc. 7 Reduced to $12.3M/yr by conversions, more coming

The SunPower name adds 20.3% premium Based on technology superiority Acquired “SunPower” Brand = Price Premium 8 Lowest cost option % Price Premium to Lowest Cost Equipment Type

Advanced Hardware: SPWR “Monolith” Panel (TM Pending) By REC Exclusive to SPWR HJT Technology 470W best in class @ 50 lbs. (22.7 kgs OSHA spec) 25yr life Scene From “2001: A Space Odyssey” 9

Connected Digital Solar System: Enphase Microinverter 4.1M gates, ARM M0&M4 CPUs, $1.25 DC In 8.49A/55.4V 470W 10 IQ 8 . First inverter to run when the grid is down (Maui fire) . IQ9. First inverter using gallium nitride transistors at 480V commercial. First inverter to run backwards as battery charger AC Out 1.95A/240V + internet data

Agenda 11 “Old” SunPower (1985) went bankrupt in August 2024 SPWR chairman, T.J. Rodgers, funded “new” SPWR with five convertible debentures ($150M) SPWR is slightly cash flow negative due to convertible debt interest and the cost of three acquisitions Despite current ITC malaise, the solar market is huge, underpenetrated and will grow for decades

US Residential Solar Penetration Rates, Source: US EIA 94.4% of qualified homes do not have solar 2030 Fcst: 30% 2026 Update: 7% 11/13/2024 12 United States

Solar Energy Produces Cheapest KWh Wikipedia 2009 - 2024 13

Solar Energy Additions No. 1 Exponential Growth 14

*SEIA (Solar Energy Industries Association) and Wood Mackenzie Power & Renewables US Solar Market Insight (Q4 2025) Residential Solar Installations Pessimistic Projection* Owner: SGH +46.5% YoY Megawatts dc SPWR growth from three acquisitions 15

Agenda 16 “Old” SunPower (1985) went bankrupt in August 2024 SPWR chairman, T.J. Rodgers, funded “new” SPWR with five convertible debentures ($150M) SPWR is slightly cash flow negative due to convertible debt interest and the cost of three acquisitions Despite current ITC malaise, the solar market is huge, underpenetrated and will grow for decades SPWR recorded op. inc. profit four consecutive quarters after a four - year drought SPWR is cash flow negative due to acquisitions and convertible debt interest

Spec Template 12645 / A Fourth Quarter Report January 23, 2026

Helios at 80,000 Feet: Pressure 14.7psi  0.4 psi 18  59F Above Armstrong Limit: H 2 O Boils 212F

Solar - Powered Spaceman 19

$2.42 $67.5 ITC News $2.02 $70.0 Cobalt $30M $3.55 Record $88.5 Record Sunder $90M $2.94 $82.7 Record $2.00 E Profitable 2026 $80.0E 10% down ITC Cut* Ambia $80M Revenue and Operating Income Projections (Millions) $10 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26E Operating Income (M) $5 $0 $(5.9) ($5) Revenue (M) ($10) $81.1 ($15) ($20) ($25) Acquire: SPWR Assets $300M ($30) ($35) $(39.6) Last old - SPWR qtr ($40) *Change of guidance from $84.0M in Q4’25 20 20

21 SunPower $1 Billion Mission (September 2025) Consistently profitable growth from $300 million in 2025 to $1 billion in 2028. SPWR exceeded $1 billion in revenue 13 times between 2008 and 2023 Our Vision SunPower will again be recognized as No. 1 in solar by introducing products with advanced hardware and connected digital solar systems . Now Exclusive 470W REC Monolith panel (<50 lbs) REC Monolith II Panel (bifacial) Now IQ8 ENPH inverter (Sunlight backup) Now IQ8X ENPH high power inverter for Monolith Now IQ9 inverter (gallium nitride transistors) Now EV zero carbon system (charge car with solar electrons) EV battery for backup Q4’25 $88.5 million 111.9 million 0.49x $1.43 Revenue Fully Diluted Shares P/S ratio Share price (3/26 VWAP) Q3’28 (G2v13S5 plan) $263 million 180 million (acquisitions) 2.0x $10.74 @ 2.0x; $5.37 @ 1.0x Venture returns in a public company x 2 . 97 x 0 . 62 x 4 . 08 x 7 . 51 TJR: 3/20/26

22 Agenda “Old” SunPower (1985) went bankrupt in August 2024 SPWR chairman, T.J. Rodgers, funded “new” SPWR with five convertible debentures ($150M) SPWR is slightly cash flow negative due to convertible debt interest and the cost of three acquisitions Despite current ITC malaise, the solar market is huge, underpenetrated and will grow for decades SPWR recorded op. inc. profit four consecutive quarters after a four - year drought SPWR acquired $200M revenue upside : Sunder ($90M), Ambia ($80M) & Cobalt ($30M) SPWR acquired five excellent EVPs and doubled sales HC to 1974 SPWR’s “requisition auction” system cut headcount 4.3x to 820 and set record $445K revenue per emp - yr

Spec Template 12645 / A SPWR “Acquisition Machine” Sunder

Sunder Energy Widely Regarded as One of the Top Residential Sales Forces in the U.S. Eric Nielsen, Co - Founder and President 17 yrs in direct sales MBA (Ohio State), BS Finance and BS Econ (Utah State) EVP of Four Combined Sales Forces Max Britton, Co - Founder and CEO 12 yrs in direct sales Tank commander in Iraq BS (Utah) P&L EVP Sunder Sales Division 24 24

+ 22 States 46 States Sunder Doubles Coverage, Especially in CA, TX, FL 25 25

Acquisitions Increased Sales Rep Headcount 1126 G64 841 448 448 8G6 G73 G73 203 203 G7 350 1126 964 + Sunder 1737 + Ambia 1721 + Purelight 1974 0 500 1000 1500 2000 2500 Q1'25 Q2'25 Q3'25 Q4'25 1/20/26 SunPower Sunder Ambia Purelight Old - SPWR Bankruptcy TPO 3% 26 TPO 95%

Total Backlog Up 2.5x - 4.2x Backlog Jobs = Signed Contract + Design Complete + Funding Justin Cooper: 3 - 21 - 2026 – 27 5,000 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26E YoY 2.48x Jobs YoY 4.15x

Spec Template 12645 / A The Acquisition “Machine” Ambia

Ambia = $80M Revenue + World - Class EVPs Conner Ruggio, Co - Founder and CEO Former President of Sales of Aptive Environmental ($650M Exit) Athlete: Ironman & Ultra Marathon MBA (Univ. of Utah), BS Economics (BYU) SunPower: Co - EVP of Combined Sales Forces Spencer Jensen, COO Former COO of BlueRaven, Operations: McMaster - Carr BS Chemical Engineering (BYU), MBA (UNC Chapel Hill) SunPower: SVP SPWR Direct Operations 29

Ambia Revenue Growth 30

Spec Template 12645 / A The Acquisition “Machine” Cobalt

32 John Bergh CEO Cobalt Power Systems Ran family water well business upon father’s death New hire to SPWR Silicon Valley Regional Sales Manager Qcells: Director Biz Dev $336 million business Bought Cobalt Power Systems (2025 rev: $33 million) Athlete (college football) Coach (Youth sports: football, basketball & baseball) Runs independent Cobalt Division

33 Introducing “Monolith” Panel at SunPower SalesCon

First Monolith System: Pleasure Point, Santa Cruz 34 Monolith Arrived January 16 th , Installed January 22 nd Total Annual Kilowatt Hrs Maximized with Enphase IQ8X Inverters

Driving Low Headcount: Using the “Ark” & “Requisition Auction” Headcount Target Sunder HC 21 Ambia HC 169 Cobalt HC 96 1225 980 820 Latest Solar Layoffs 660 Noah’s Ark 1,225 seats 980 seats 820 seats Despite three acquisitions, The Req Auction kept headcount at 820 New Strategy: get the best 820 you can Acquired SunPower HC 1260 35 35

Revenue Per Employee - Yr +Sunder ITC News 36 Q4’25 Record $445,000, our overarching efficiency metric 1. Sunrun: $326,415 (full year 2025, after 18% layoff to 9,059 employees) 2. Enphase: $494,000 (Q4’25 annualized) $326K 1 Sunrun +Ambia $494K 2 Enphase

Agenda 37 “Old” SunPower (1985) went bankrupt in August 2024 SPWR chairman, T.J. Rodgers, funded “new” SPWR with five convertible debentures ($150M) SPWR is slightly cash flow negative due to convertible debt interest and the cost of three acquisitions Despite current ITC malaise, the solar market is huge, underpenetrated and will grow for decades SPWR recorded op. inc. profit four consecutive quarters after a four - year drought SPWR acquired $200M revenue upside : Sunder ($90M), Ambia ($80M) & Cobalt ($30M) SPWR acquired five excellent EVPs and doubled sales HC to 1974 SPWR’s “requisition auction” system cut headcount 4.3x to 820 and set record $445K revenue per emp - yr SPWR also uses its quality systems as a competitive weapon

Surinder S. Bedi

EVP, Quality, Engineering and Customer Success



MS, Industrial & Systems Engineering, Ohio University

Executive Management, Technology & Strategic Innovation, Standard University Graduate School of Business.

- Award: Product Innovation Excellence for Bifacial Solar Panels, Frost & Sullivan, US. 2018
- Award: **Intel** Quality Leadership, Intel Corporation
- Award: **Applied Materials** President Gold Leadership
- Award: **Applied Materials** President Annual Quality Leadership
- Award: The Philippine State Quality for Exemplary Performance. **SunPower** Corp.
- **12 US Patents**, Semiconductor Tech.

38

Don’t worry Mr. Jones, I have 85% first pass yield. 39

40

First Pass Yield = 100% Source RJG Andon Cord pulled: WW03, 5PM PST Spec 10724 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 Work Week 2025 41 LightReach New Homes M1 Submissions Platinum status $800/job Containment phase FPY = 100%, Zero Defects Root Cause Corrective Actions

Agenda 42 “Old” SunPower (1985) went bankrupt in August 2024 SPWR chairman, T.J. Rodgers, funded “new” SPWR with five convertible debentures ($150M) SPWR is slightly cash flow negative due to convertible debt interest and the cost of three acquisitions Despite current ITC malaise, the solar market is huge, underpenetrated and will grow for decades SPWR recorded op. inc. profit four consecutive quarters after a four - year drought SPWR acquired $200M revenue upside : Sunder ($90M), Ambia ($80M) & Cobalt ($30M) SPWR acquired five excellent EVPs and doubled sales HC to 1974 SPWR’s “requisition auction” system cut headcount 4.3x to 820 and set record $445K revenue per emp - yr SPWR also uses its quality systems as a competitive weapon SPWR plans to recover 2028 revenue to $1B SPWR plans show minimum cash of $15M in Q1’27 and $92M in cash in Q4’28

43 Financial Model

Spec Template 12645 / A 44 50 - 100 150 200 250 300 Q3 Q4 Q1 Q2 Q3 26 Q4 Q1 Q2 Q3 Q4 27 28 Q4 Q1 Q2 Q3 Q4 Q1 Q2 24 25 SunPower Direct Sales & EPC 1. SPWR - Direct Sunder 2. Sales New Homes 3. NH (Sales & EPC) 4. Battery - Upgrades 5. extEPC 6. Cobalt Owner: KXN 02/23/26 Revenue Plan G2v13S2 $M $441M +46.5% $663M $954M March 8, 2026 Actuals/Guidance Model (Not Guidance) $1B Revenue Sunder Batteries Cobalt EPC $7.3M $3.8M $3.0M New Homes $309M $3.0M Planned Revenue Growth Ambia $22.9M

Spec Template 12645 / A 45 Sunder Payment Capital Raised 0 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Q1'27 Q2'27 Q3'27 Q4'27 Q1'28 Q2'28 Q3'28 Q4'28 20 40 60 80 100 Cash & Funding G2v13S5 March 20, 2026 Owner: KXN 03/ 20 /26 Cash $M Min cash $10M $10.1M PE bridge debt $1.3M TJ investment $6.8M ELOC $37.5M New convert $5.1M ELOC $2M TJ investment $5M TJ investment $19.8M 7% Convert $1.7M ELOC $2M TJ investment 5 23 (Sunder 20) 7 $6.6M Convert interest $1.9M Contingency for M&A $10.4M Sunder M&A payment $11.9M PE bridge repay $6.5M Convert interest $5.1M Convert interest (last) $ 2 M New c onvert interest $ 2 M New c onvert interest $ 2 M New convert interest Funding 56 Sources Uses Model (Not Guidance) Cash $90M $15M

46 Conclusion “Old” SunPower (1985) went bankrupt in August 2024 SPWR chairman, T.J. Rodgers, funded “new” SPWR with five convertible debentures ($150M) SPWR is slightly cash flow negative due to convertible debt interest and the cost of three acquisitions Despite current ITC malaise, the solar market is huge, underpenetrated and will grow for decades SPWR recorded op. inc. profit four consecutive quarters after a four - year drought SPWR acquired $200M revenue upside : Sunder ($90M), Ambia ($80M) & Cobalt ($30M) SPWR acquired five excellent EVPs and doubled sales HC to 1974 SPWR’s “requisition auction” system cut headcount 4.3x to 820 and set record $445K revenue per emp - yr SPWR also uses its quality systems as a competitive weapon SPWR plans to recover 2028 revenue to $1B SPWR plans show minimum cash of $15M in Q1’27 and $92M in cash in Q4’28

47 Questions